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Exhibit 24.1

MOLYCORP, INC.
REGISTRATION STATEMENT ON FORM S-3
POWER OF ATTORNEY

        Each of the undersigned directors and officers of Molycorp, Inc., a Delaware corporation (the "Registrant"), hereby constitutes and appoints each of Mark A. Smith, James S. Allen and John F. Ashburn, Jr., with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact of the undersigned to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-3 relating to the registration of the issuance of shares of common stock of the Registrant by the Registrant in exchange for the equity of the Registrant's subsidiary, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, with full power and authority to do and perform any and all acts and things necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the undersigned, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and approving all that said attorneys-in-fact or any of them and any substitute therefor may lawfully do or cause to be done by virtue thereof.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 6th day of June, 2012.

Signature	Title

/s/ MARK A. SMITH Mark A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ JAMES S. ALLEN James S. Allen	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/s/ RUSSELL D. BALL Russell D. Ball	Director
/s/ ROSS R. BHAPPU Ross R. Bhappu	Director
Brian T. Dolan	Director
/s/ JOHN GRAELL John Graell	Director

Signature	Title

/s/ CHARLES R. HENRY Charles R. Henry	Director
/s/ MARK S. KRISTOFF Mark S. Kristoff	Director
/s/ ALEC MACHIELS Alec Machiels	Director
/s/ JACK E. THOMPSON Jack E. Thompson	Director

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  Exhibit 24.1
MOLYCORP, INC. REGISTRATION STATEMENT ON FORM S-3 POWER OF ATTORNEY